CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE SUCH INFORMATION (1) IS NOT MATERIAL AND (2) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT IS MARKED AS FOLLOWS: “[***]” TO INDICATE THE OMISSION

Exhibit 10.43

AMENDMENT 1 TO AMENDED & RESTATED LICENSE, RESEARCH, AND CO-DEVELOPMENT AGREEMENT

THIS AMENDMENT 1 (this “Amendment 1”) is made and entered into as of the 27th day of January, 2026 (the “Effective Date”) by and between HCW Biologics Inc., a Delaware corporation with a principal place of business at 2929 North Commerce Parkway, Miramar, Florida 33025 (“Licensor”) and Beijing Trimmune Biotech Co., Ltd (北京源维生物科技有限公司) a company organized under the laws of the People’s Republic of China, with offices located at Suite 407 Building D, Zhonghangji Plaza, Ronghua South Road, Beijing Economic and Technology Development Zone, Beijing 100176, China (北京市北京经济技术开发区荣华南路15号院中航技广场D座407号) (“Licensee”). Licensor and Licensee are each referred to herein individually as a “Party” and collectively as the “Parties.”

Reference is made to the Amended & Restated License, Research, and Co-Development Agreement as of November 17, 2025 (the “AR License Agreement”) between the Parties hereto. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth for such terms in the AR License Agreement.

The Parties hereby agree to amend the AR License Agreement as follows:

1.	In the fourth recital, replace “Equity Upfront Fee” with “securities for the Equity Investment.”

2.	In definition Section 1.15 (d), delete “(d) issuance of the Equity Upfront Fee (as defined in Section 4.1) to Licensor”.

3.	Section 4.1.1 of AR License Agreement shall be deleted and replaced with the following:

4.1.1 In consideration for the licenses granted hereunder and services or assistance performed hereunder, Licensee shall pay to Licensor a one-time up-front payment with a total value of *** on the Closing Date, as a cash payment to Licensor of *** by wire transfer of immediately available funds to the U.S. account designated by Licensor below (the “Cash Upfront Fee”) (which amount includes *** as non-refundable pre-paid expenses (the “Technology Transfer Pre-Paid Expenses”).

For clarity, the Parties agree that (a) the U.S. *** one-time Cash Upfront Fee paid, and the securities issued to Licensor for the Investment Amount, are consideration, satisfactory to Licensor, covering the licenses to the Licensed IP and the non-exclusive license to the HCW9109 Technology, the performance and completion of cell bank building for the Licensed Product set forth under Section 2.4, and prior delivery of the Technology Transfer Report under Section 2.5; and (b) the Technology Transfer Pre-Paid Expenses shall represent the entire and only sums payable by Licensee to Licensor in consideration for all activities required to be undertaken by or on behalf of Licensor under Article 2 in relation to the Technology Transfer and Licensee’s portion of the outside service costs for the Development of the Improved Cell Line. For clarity, Licensor shall be solely responsible to bear its own ratio of costs and expenses in connection with the Development of the Improved Cell Line, pursuant to Section 2.4. Other than the Technology Transfer Pre-Paid Expenses (including the Licensee’s portion of the Development of the Improved Cell Line under Section 2.4 to be paid through the Technology Transfer Pre-Paid Expenses, and the Approved Expenses (as defined in Section 4.1.2), Licensee is not responsible for any other re-imbursements, costs, or expenses, whether direct or indirect, to Licensor in relation to the Development or Manufacture of the Licensed Products in the Territory, including any past, current, or future CAPEX, R&D, Manufacturing and/or legal expenses relating thereto. For clarity, the Parties acknowledge that China WHT taxes apply only to the Cash Upfront Fee, and Licensee will assist Licensor in the return of China WHT taxes for the Cash Upfront Payment.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 1 to the Amended and Restated License, Research and Co-Development Agreement on the date set forth above.

HCW BIOLOGICS INC.

By: /s/ [***]

Name: [***]

Title: Chief Executive Officer

Beijing Trimmune Biotech Co., Ltd. (北京源维生物科技有限公司)

By: /s/ [***]

Name: [***]

Title: Chairman